UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT O F 1934


          DATE OF REPORT (DATE OF EARLIEST REPORTED) DECEMBER 23, 2002
                                                     _________________


                               EARTHNETMEDIA, INC.
              (EXACT NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


        NEVADA                       333-57514                   95-4834274
(STATE OR JURISDICTION              (COMMISSION               (I.R.S. EMPLOYER
  OF INCORPORATION)                   FILE NO.)              IDENTIFICATION NO.)


                                222 AMALFI DRIVE
                             SANTA MONICA, CA 90402
                               TEL: (310) 459-1081
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

This Current Report on Form 8-K is filed by EarthNetMedia, Inc., a Nevada corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company has reached a settlement of litigation brought against it by a former employee of the Company alleging claims of breach of written contract, common contracts, fraud and declaratory relief. Pursuant to the terms of this agreement, the Company paid the former employee $7,500 upon execution of the agreement, and is obligated to pay up to $67,500 proportionately out of the first $500,000 of proceeds it realizes from the exercise of its C Warrants and D Warrants from the date of the agreement through March 31, 2003. The Company previously established a reserve regarding this litigation, and accordingly the settlement will not have a material adverse effect on the Company's financial statements.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EARTHNETMEDIA, INC.

                                          By:  /s/  THOMAS P. CARSON
                                               _____________________
                                                    Thomas P. Carson
                                                    Executive Vice President and
                                                    Chief Financial Officer